Exhibit 10.4
EXECUTION VERSION
FIRST AMENDMENT AND WAIVER
(Euro Term Loan Facility)
     THIS FIRST AMENDMENT AND WAIVER dated as of June 3, 2011 (this “Amendment”) amends the Credit Agreement dated as of November 29, 2010 (the “Credit Agreement”) among AMB Property, L.P., a Delaware limited partnership (the “Borrower”), various banks and HSBC Bank USA, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.
     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of January 30, 2011 (as amended, the “Merger Agreement”) among ProLogis, a Maryland real estate investment trust (“Old ProLogis”), AMB Property Corporation, a Maryland corporation (“AMB”), the Borrower, and certain other parties, through a series of mergers and related transactions (the “Merger Transactions”): (a) AMB will change its name to Prologis, Inc.; (b) the Borrower will change its name to Prologis, L.P.; and (c) Old ProLogis will become a direct or indirect subsidiary of Prologis, L.P.;
     WHEREAS, the Borrower has requested that the Banks waive certain provisions of the Credit Agreement in connection with the Merger Transactions, and amend the Credit Agreement in certain respects to, among other things, account for such Merger Transactions and conform certain provisions of the Credit Agreement to the Global Senior Credit Agreement to be entered into on or around June 3, 2011 (the “Global Senior Credit Agreement”) among Prologis, General Partner, various affiliates thereof, various lenders, various agents and Bank of America, N.A., as global administrative agent and in various other capacities; and
     WHEREAS, the Majority Banks have agreed to grant such waiver, and enter into such amendments, subject to the terms and conditions hereof;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Waiver. The Majority Banks waive any Event of Default under Section 6.1(j) of the Credit Agreement arising from a change in the majority of the Board of Directors of AMB resulting from the Merger Transactions.
     SECTION 2. Amendments to Credit Agreement. Effective on, and subject to the occurrence of, the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
     2.1 Representations and Warranties. The representations and warranties set forth in Sections 4.1 (other than the last sentence thereof), 4.4, 4.5(i), 4.5(iii), 4.6 through 4.8, 4.13, 4.15, 4.16, 4.17, 4.19, 4.20, 4.21, 4.23, 4.24 and 4.26 of the Credit Agreement are deleted in their entirety and the representations and warranties set forth in Sections 9.1(a), 9.1(b)(i), 9.1(c), 9.5, 9.6(b), 9.9, 9.10, 9.12, 9.14 and 9.18 of the Global Senior Credit Agreement with respect to the guarantors and the borrowers under the Global Senior Credit Agreement, are substituted therefor, and all defined terms used, and schedules referred to, in such provisions are added in proper alphabetical sequence to Section 1.1 of the Credit Agreement or at the end thereof in proper numerical sequence, as applicable, in each case mutatis mutandis; it being understood that (i) references to “Borrowers”, “Guarantors” or “Loan Party” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Borrower” and the “Guarantor”, as applicable, under the Credit Agreement (as such terms are amended hereby) and (ii) references to “Loan Documents” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Loan Documents” under the Credit Agreement.
     2.2 Covenants. The affirmative and negative covenants set forth in Sections 5.1 through 5.14 of the Credit Agreement are deleted in their entirety and the covenants set forth in Sections 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.12, 11.1, 11.2, 11.3, 11.4, 11.5, 11.6 and 11.8 of the Global Senior Credit Agreement with respect to the guarantors and borrowers under the Global Senior Credit Agreement are substituted therefor, and all defined terms used, and schedules referred to, in such provisions are added in proper alphabetical sequence to Section 1.1 of the Credit Agreement or at the end thereof in proper numerical sequence, as applicable, in each case mutatis mutandis; it being understood that (i) references to “Borrowers” and “Guarantors” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Borrower” and the “Guarantor”, respectively, under the Credit Agreement (as such terms are amended hereby), (ii) references to “Loan Documents” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Loan Documents” under the Credit Agreement, (iii) references to “Global Administrative Agent” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Administrative Agent” under the Credit Agreement, (iv) references to “Lender” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to “Bank” under the Credit Agreement, (v) references to “this Agreement” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to “this Agreement” under the Credit Agreement, and (vi) cross-references to certain provisions in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be cross-references to the applicable provisions so incorporated into the Credit Agreement.
     2.3 Events of Default. The Events of Default set forth in Sections 6.1(b), 6.1(e) through 6.1(n) of the Credit Agreement are deleted in their entirety and the events of default set forth in Sections 12.1.2, 12.1.5, 12.1.6, 12.1.7, 12.1.8, 12.1.9 and 12.1.11 of the Global Senior Credit Agreement with respect to the guarantors and borrowers under the Global Senior Credit Agreement are substituted therefor, and all defined terms used, and schedules referred to, in such provisions are added in proper alphabetical sequence to Section 1.1 of the Credit Agreement or at the end thereof in proper numerical sequence, as applicable, in each case mutatis mutandis; it being understood that (i) references to “Borrowers” and “Guarantors” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Borrower” and the “Guarantor”, respectively, under the Credit Agreement (as such terms are amended hereby), other than with respect to the provisions of Section 12.1.5 of the Global Senior Credit Agreement as incorporated into the Credit Agreement by reference, with respect to which “Borrower” shall be deemed to include also the Qualified Borrowers under the Credit Agreement, (ii) references to “Loan Documents” in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be references to the “Loan Documents” under the Credit Agreement, and (iii) cross-references to certain provisions in the Global Senior Credit Agreement as incorporated by reference into the Credit Agreement shall be deemed to be cross-references to the applicable provisions so incorporated into the Credit Agreement.
     2.4 Merger Transaction Amendments.
          (a) The definition of “Borrower” in Section 1.1 is amended to read in its entirety as follows:
          “Borrower” means Prologis, L.P., a Delaware limited partnership, formerly known as AMB Property, L.P.
          (b) Each reference to “AMB Property, L.P.” in the Credit Agreement shall be deemed to be a reference to “Prologis, L.P.”.
          (c) The definition of “General Partner” in Section 1.1 is amended to read in its entirety as follows:
          “General Partner” means Prologis, Inc., a Maryland corporation qualified as a real estate investment trust and the sole general partner of Borrower, formerly known as AMB Property Corporation.
          (d) Each reference to “AMB Property Corporation” in the Credit Agreement shall be deemed to be a reference to “Prologis, Inc.”.
          (e) The definition of “Guarantor” in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
          “Guarantor” means the General Partner in its capacity as a guarantor under the Guaranty.
     SECTION 3. Amendments to Loan Documents. Effective on, and subject to the occurrence of, the Amendment Effective Date, each Loan Document (other than the Credit Agreement) is amended to reflect that AMB Property, L.P. has changed its name to Prologis, L.P. and AMB Property Corporation has changed its name to Prologis, Inc.
     SECTION 4. Designation of Global Senior Credit Agreement and Yen Term Loan as “Credit Agreements”. Upon the occurrence of the effectiveness of the Global Senior Credit Agreement, pursuant to clause (iv) of the definition of “Credit Agreements” in Section 9.5(b) of the Credit Agreement, the Borrower designates each of the following documents as a “Credit Agreement” for purposes of Section 9.5(b) of the Credit Agreement: (a) the Global Senior Credit Agreement and (b) the First Amended and Restated Credit Agreement dated as of January 11, 2010 (the “Yen Term Loan”) among the Borrower, one or more qualified borrowers from time to time party thereto, various lenders, JPMorgan Chase Bank, N.A., as administrative agent, and Sumitomo Mitsui Banking Corporation as administrative agent for Yen and in various other capacities. For the avoidance of doubt, Schedule 9.5 hereto sets forth a list of the “AMB Revolver Provisions” described in Section 9.5(b) of the Credit Agreement, among others provisions, and the corresponding sections of the Global Senior Credit Agreement amending such Credit Agreement provisions as incorporated therein by reference.
     SECTION 5. Guarantor Matters. Upon the Amendment Effective Date, (a) the General Partner, in its capacity as Guarantor, is deemed to be a party to the Credit Agreement, (b) makes each of the representations and warranties applicable to it that are set forth in the Credit Agreement as amended hereby and (c) agrees to comply with each of the affirmative and negative covenants applicable to it that are set forth in the Credit Agreement as amended hereby.
     SECTION 6. Representations and Warranties. Each of the Borrower and General Partner represents and warrants to the Administrative Agent and the Banks that:
     6.1 Authorization; No Conflict. The execution, delivery and performance by such Person of this Amendment, and the consummation of the transactions contemplated hereby, (a) are within the such Person’s limited partnership or corporate powers, as applicable, (b) have been duly authorized by all necessary limited partnership or corporate action, as applicable, (c) do not contravene (i) such Person’s organizational documents or (ii) any law, regulation or contractual restriction binding on or affecting such Person and (d) will not materially conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person or any of its Consolidated Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which such Person or any of its Consolidated Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject.
     6.2 Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower or the General Partner of this Amendment.
     6.3 Enforceability. This Amendment has been duly executed and delivered by each of the Borrower and the General Partner and is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, “Debtor Relief Laws”).
     6.4 Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to this Amendment, (a) each representation and warranty set forth in Article IV of the Credit Agreement is true and correct in all material respects as of the Amendment Effective Date with the same effect as if made as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date); and (b) no Default or Event of Default exists.

     SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent has received the following:
     (a) Counterparts of this Amendment executed by the Borrower, the General Partner and the Majority Banks.
     (b) A certificate of the Borrower stating that the Merger Transactions have been consummated.
     (c) Payment, in immediately available funds for the account of each Bank that delivers a counterpart hereof, or signature page hereto, to the Administrative Agent on or before June 3, 2011, of an amendment work fee equal to $2,500 per Bank.
     (d) Reimbursement of all fees and expenses due and payable to the Administrative Agent and incurred in connection with this Amendment (including the reasonable and documented fees and expenses of counsel to the Administrative Agent) to the extent invoiced at least one Business Day prior to the date upon which the Merger Transactions are consummated.
     SECTION 8. Miscellaneous.
     8.1 Continuing Effectiveness, etc. (a) Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Each of the Borrower and the General Partner affirms that after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, as modified hereby, and any other Loan Document to which the Borrower, any Qualified Borrower or Guarantor is a party, will remain in full force and effect and will continue to constitute a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms except insofar as such enforcement may be limited by Debtor Relief Laws.
     (b) Upon the effectiveness hereof, all references to the Credit Agreement or any Loan Document set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement or such Loan Document as amended hereby.
     8.2 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.
     8.3 Interpretive Provisions. Defined terms used in the singular shall import the plural and vice versa.

     8.4 Incorporation by Reference. The provisions of Sections 9.3(b), 9.6(a), 9.8(a), 9.8(b), 9.8(c) and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROLOGIS, L.P. (formerly known as AMB Property, L.P.), as Borrower

By:	/s/ Phillip D. Joseph, Jr.
Name:	Phillip D. Joseph, Jr.
Title:	Senior Vice President and Treasurer

PROLOGIS, INC. (formerly known as AMB Property Corporation), as General Partner and Guarantor

By:	/s/ Phillip D. Joseph, Jr.
Name:	Phillip D. Joseph, Jr.
Title:	Senior Vice President and Treasurer
Signature page to Amendment to Euro Credit Agreement

HSBC BANK USA, N.A., as Administrative Agent and as a Bank

By:	/s/ Jason A. Huck
Name:	Jason A. Huck
Title:	VP Global Relationship Manager

HSBC BANK plc, as a Bank

By:	/s/ Ian Goldsworthy
Name:	Ian Goldsworthy
Title:	Managing Director, Head of UK Real Estate
Signature page to Amendment to Euro Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager
Signature page to Amendment to Euro Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Syndication Agent, Joint Lead Arranger and Bookrunner, and as a Bank

By:	/s/ Daniel J. Reddy
Name:	Daniel J. Reddy
Title:	Director

By:	/s/ Jason Chrein
Name:	Jason Chrein
Title:	Director
Signature page to Amendment to Euro Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC. as Documentation Agent

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Authorized Signatory
Signature page to Amendment to Euro Credit Agreement

SOCIETE GENERALE, as a Bank

By:	/s/ Gregoire Simon-Barboux
Name:	Gregoire Simon-Barboux
Title:	Deputy Global Head – Real Estate & Lodging SG Corporate & Investment Banking
Signature page to Amendment to Euro Credit Agreement

SCHEDULE 9.5
GLOBAL SENIOR CREDIT AGREEMENT SECTION REFERENCE LEGEND

Corresponding Section of Global Senior Credit
Section of Credit Agreement prior to	Agreement incorporated by reference into
effectiveness of First Amendment and	Credit Agreement as provided in First
Waiver	Amendment and Waiver
Affirmative and Negative Covenants
Section 5.1	Section 10.1, Section 10.2, Section 10.3
Section 5.2	Section 10.4
Section 5.3	Section 10.6, Section 10.7
Section 5.4	Section 10.5
Section 5.5	Section 10.8
Section 5.6	Section 10.9, Section 10.10
Section 5.7	Section 10.5
Section 5.8	Section 11.8, Section 11.3, Section 11.4, Section 11.1
Section 5.9	Section 11.2
Section 5.10	Section 11.4
Section 5.11	Section 10.12
Section 5.12	—
Section 5.13	—
Section 5.14	—
—	Section 11.5
—	Section 11.6
Events of Default
Section 6.1(b)	Section 12.1.2
Section 6.1(e)	Section 12.1.5
Section 6.1(f)	Section 12.1.6, Section 12.1.7
Section 6.1(g)	Section 12.1.6, Section 12.1.7
Section 6.1(h)	—
Section 6.1(i)	Section 12.1.8
Section 6.1(j)	Section 12.1.11
Section 6.1(k)	Section 12.1.11
Section 6.1(l)	—
Section 6.1(m)	Section 12.1.9
Section 6.1(n)	Section 12.1.9
Signature page to Amendment to Euro Credit Agreement